Exhibit 10.14

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

September ___, 2007
_____________ shares		Warrant No. T1-____

HEALTH DISCOVERY CORPORATION
STOCK PURCHASE WARRANT

THIS IS TO CERTIFY THAT _____________________ (the “Holder”), or its permitted assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from HEALTH DISCOVERY CORPORATION, a Georgia corporation (the “Company”) (the Company and the Holder are hereinafter referred to collectively as the “Parties” and individually as a “Party”), ____________ shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein) at a purchase price of $0.__ per share (as adjusted as provided herein, the “Current Warrant Price”), on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.             DEFINITIONS

As used in this Warrant, the following terms have the respective meanings set forth below:

“Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Company after the Closing, other than Warrant Stock.

“Business Day” shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

“Closing Date” shall have the meaning set forth in the Purchase Agreement.

“Commission” shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

“Common Stock” shall mean (except where the context otherwise indicates) the common stock, no par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption, and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.4) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.4.

“Convertible Securities” shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

“Current Market Price” shall mean, in respect of any share of Common Stock on any date herein specified (i) the average of the last reported closing bid and asked prices on such day on the Over-the-Counter Bulletin Board (“OTCBB”), (ii) if not listed on the OTCBB, the closing sales price on such day on the principal stock exchange or quotation system on which such Common Stock is listed or admitted to trading, (iii) if no sale takes place on such day on the OTCBB or any such exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, or the closing sales price on such day on any such exchange or quotation system on which the Common Stock is listed or admitted for trading, or (iv) if the Common Stock is not listed or admitted for trading on in the over-the-counter market or any exchange, then as reasonably determined by the Board of Directors of the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Exercise Period” shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

“Expiration Date” shall mean September __, 2010.

“Original Face Amount” shall mean the number of Warrant Shares (as adjusted from time to time pursuant to Section 4) subject to this Warrant on the original issue date.

“Outstanding” shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof.

“Person” shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

“Purchase Agreement” shall mean the Securities Purchase Agreement dated as of the date hereof by and between the Company and the Holder.

 “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Trading Day(s)” shall mean any day on which the primary market on which such shares of Common Stock are listed is open for trading.

“Warrants” shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof.  All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

“Warrant Price” shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

“Warrant Shares” shall mean the shares of Common Stock issuable upon exercise of this Warrant.

“Warrant Stock” shall mean the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.

2.      EXERCISE OF WARRANT

             2.1.         Manner of Exercise.  (a) From and after the Closing Date and until 6:30 P.M., New York time, on the Expiration Date, the Holder may exercise this Warrant, for all or any part of the number of shares of Common Stock purchasable hereunder.

(b)  In order to exercise this Warrant, in whole or in part, the Holder shall deliver to the Company at its office at 2 East Bryan Street, Suite #601, Savannah, GA 31401, or at the office or agency designated by the Company pursuant to Section 15, (i) a written notice of the Holder’s election to exercise this Warrant, (ii) a sum equal to the Current Warrant Price therefore in cash or by certified check or cashier’s check or by wire transfer to an account designed by the Company, and (iii) this Warrant.  Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by the Holder or its agent or attorney.  Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, issue or cause to be issued and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided.  The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of the Holder or, subject to Section 8, such other name as shall be designated in the notice.  This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check or checks and this Warrant, is received by the Company as described above and all taxes required to be paid by the Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid (such date, the “Date of Exercise”).  Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares in the name of any Person who acquired this Warrant (or part hereof) or any Warrant Stock otherwise than in accordance with this Warrant. If the Company fails to deliver to the Holder the required Warrant Stock in accordance with and pursuant to this Section by the fifth Trading Day after the Date of Exercise, then the Holder will have the right to rescind such exercise.

(c)  The Company’s obligations to issue and deliver Warrant Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Stock.

(d)  Payment of the Warrant Price shall be made at the option of the Holder by (i) wire transfer to an account designated by the Company, (ii) certified or official bank check, or (iii) any combination thereof, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by the Holder or by the Holder’s attorney duly authorized in writing.

2.2.           Payment of Taxes.  All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights.  The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder.  The Holder or its transferee shall pay any transfer tax due and payable in respect of a transfer of this Warrant or the Warrant Stock to a party other than the Holder.

2.3.           Fractional Shares.  The Company shall not be required to issue a fractional share of Common Stock upon the exercise of this Warrant.  As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of (x) the Current Market Price per share of Common Stock on the Date of Exercise, so long as there continues to be a public market for the Common Stock, or (y) in the event there is no public market for the Common Stock, the fair market value thereof as reasonably determined by the Board of Directors of the Company.

3.             TRANSFER; DIVISION AND COMBINATION

3.1.           Transfer.  Subject to compliance with Section 10, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company specified in Section 2.1 or the office or agency designated by the Company pursuant to Section 15, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by the Holder or its agent or attorney.  Upon such surrender, the Company shall, subject to Section 8, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned in compliance with Section 8, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

3.2.           Division and Combination.  Subject to Section 8, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 3.1 and with Section 8, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

3.3.           Expenses.  The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants to be delivered under this Section 3.

3.4.           Maintenance of Books.  The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.             ADJUSTMENTS

The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4.  The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

4.1.           Capital Adjustments.

The number of shares of Warrant Stock and the Current Warrant Price shall be deemed automatically adjusted equitably and proportionately to reflect any stock dividend, stock split, reverse stock dividend or reverse stock split, or any capital reorganization or recapitalization of the Company, or any similar event affecting the Common Stock.

Subsequent Rights Offerings.  If the Company, at any time while the Warrant is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders based on their Warrant Shares) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price at the record date mentioned below, then the Current Warrant Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such Current Market Price.  Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

Pro Rata Distributions.  If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock, then in each such case the Current Warrant Price shall be adjusted by multiplying the Current Warrant Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Current Market Price determined as of the record date mentioned above, and of which the numerator shall be such Current Market Price on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith.  In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

4.2.           Other Provisions Applicable to Adjustments under this Section.  The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                                When Adjustments to Be Made.  The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment.  Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise.  For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

Fractional Interests.  In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

When Adjustment Not Required.  If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

Escrow of Warrant Stock.  If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any Additional Shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Company to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the then Current Warrant Price.  Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned.

4.3.           Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. If the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation or other business entity (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation or other business entity (each a “Material Transaction”) and, pursuant to the terms of shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then each Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such Material Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.  In case of any such Material Transaction, at the Holder’s option and request, any successor to the Company or surviving entity shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4 and issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Other Property for the aggregate Current Market Price upon exercise thereof.  For purposes of this Section 4.3, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 4.4 shall similarly apply to successive Material Transaction.

5.             NOTICES TO WARRANT HOLDERS

5.1.           Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief executive officer or chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.3) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change.  The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 15.2.  The Company shall keep at its office or agency designated pursuant to Section 11 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

5.2.           Notice of Corporate Action. If at any time:

(a)           the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right;

(b)           there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation; or

(c)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to the Holder (i) at least ten (10) days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least ten (10) days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify

(A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (B) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up.  Each such written notice shall be sufficiently given if addressed to the Holder and delivered in accordance with 15.2.

6.     RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

6.1.           Reservation of Shares.  If Holder has notified the Company of its intention to exercise the Warrant in accordance with Section 2.1(b) and the Company does not have a sufficient number of shares available for issuance, (a) the Warrant shall not expire and Holder shall be permitted to exercise the Warrant as soon as sufficient shares are available for such exercise and (b) the Company shall use its best efforts to enable the Company to issue the Warrant Stock.  All shares of Common Stock issued upon exercise of this Warrant and payment therefor in accordance with the terms of such Warrant shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

6.2.           Authorization.  Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

7.	TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.  The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of this Warrant.

8.	RESTRICTIONS ON TRANSFERABILITY

        The Holder hereby acknowledges that neither this Warrant nor any of the securities that may be acquired upon exercise of this Warrant have been registered or qualified under the Securities Act or under the securities laws of any state, and the Holder will not, directly or indirectly, offer, sell, pledge, transfer, or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Warrant or the Warrant Stock except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder.  The Holder acknowledges that, upon exercise of this Warrant, the securities to be issued upon such exercise may be subject to applicable federal and state securities (or other) laws requiring registration, qualification or approval of governmental authorities before such securities may be validly issued or delivered upon notice of such exercise.  The restrictions imposed by this Section 8 upon the exercise of this Warrant shall cease and terminate as to any particular shares of Warrant Stock (i) when such securities shall have been effectively registered and qualified under the Securities Act and all applicable state securities laws and disposed of in accordance with the registration statement covering such securities, or (ii) when, in the reasonable opinion of counsel for the Company, such restrictions are no longer required in order to ensure compliance with the Securities Act and all applicable state securities laws.

9.	SUPPLYING INFORMATION

The Company shall cooperate with each Holder of a Warrant and each holder of Warrant Common Stock in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of the Warrant or Warrant Stock.

10.           LOSS OR MUTILATION

Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it, and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

11.           OFFICE OF COMPANY

As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

12.           FILINGS

So long as the Company has a class of equity securities registered pursuant to the Exchange Act, the Company will file on or before the required date all regular or periodic reports (pursuant to the Exchange Act) required to be filed with the Commission pursuant to the Exchange Act and will deliver to the Holder promptly upon their becoming available (unless such reports are available through the Commission’s EDGAR system) one copy of each report, notice or proxy statement sent by the Company to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and any registration statement or prospectus (pursuant to the Securities Act), filed by the Company with (a) the Commission or (b) any securities exchange on which shares of Common Stock are listed.

13.           NO RIGHTS AS STOCKHOLDERS; LIMITATIONS OF LIABILITY

Except as otherwise provided herein, this Warrant shall not entitle the Holder to any rights as a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions or to receive notice of or attend meetings of stockholders or any other proceedings of the Company unless and to the extent exercised for shares of Common Stock in accordance with the terms hereof.  No provision hereof, in the absence of affirmative action by the Holder to exercise its rights to purchase shares of Common Stock hereunder, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

14.           COMPANY CALL RIGHT

If, at any time after the one year anniversary of the Closing Date and before the Warrant expires or is exercised, (i) the Current Market Price, as reported by the OTCBB, is at least $0.17 per share (subject to adjustment as set forth in Section 4) for a period of thirty (30) consecutive calendar days, and (ii) the registration statement required by the Securities Purchase Agreement and covering the Warrant Shares is effective and then currently able to be used in connection with the offer and sale of the Warrant Shares, then the Company shall have the right to require the Holder to exercise or forfeit up to fifty percent (50%) of the Original Face Amount less any portion of the Warrant which has previously been exercised (the “Callable Amount”), as more particularly provided in this Section 14.  If the Company is entitled to and elects to require the exercise or forfeiture of the Callable Amount pursuant to this Section 14, the Company shall provide written notice to the Holder within five business days following such thirty day period.  If the Holder does not exercise the Callable Amount within ten days of receipt of such notice, the portion of the Callable Amount which is not exercised shall be forfeited and deemed null and void; provided that (i) the Current Market Price as of the date of the Company’s notice, as reported by the OTCBB, was at least $0.17 per share (subject to adjustment as set forth in Section 4), and (ii) the registration statement required by the Securities Purchase Agreement and covering the Warrant Shares is effective and then currently able to be used in connection with the offer and sale of the Warrant Shares.  Notwithstanding the foregoing, the Holder shall not be required to exercise or forfeit the Callable Amount if the Holder or its affiliates control, or would have control upon the exercise of the Callable Amount of, ten percent (10%) or more of the primary shares of the common stock of the Company outstanding, in which case the term of the Warrant shall be extended for up to two (2) years.

15.           MISCELLANEOUS

15.1.         Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies.  If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

15.2.         Notice Generally.  Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

If to the Company:	Health Discovery Corporation
2 East Bryan Street, Suite #601
Savannah, Georgia 31401
Attn: Daniel R. Furth
Facsimile: (912) 443-1989

With a Copy to:	Powell Goldstein LLP
1201 W. Peachtree Street, 14th Floor
Atlanta, Georgia 30309
Attn: Todd Wade, Esq.
Facsimile: (404) 572-6999

If to the Holder:

or at such other address as may be substituted by notice given as herein provided.  The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.  Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile prior to 6:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a Business Day or later than 6:30 p.m. (New York City time) on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.

15.3.         Remedies. Each holder of Warrant and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

15.4.         Successors and Assigns. Subject to the provisions of Sections 3.1 and 8, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to Section 8 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

15.5.         Amendment. This Warrant may be modified or amended or the provisions hereof waived by the written consent of both the Company and the Holder.

15.6          Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

15.7          Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

15.8          Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Georgia, without regard to the principles of conflicts of law thereof.  Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) (each a “Proceeding”) shall be commenced exclusively in the state and federal courts sitting in Atlanta, Georgia.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Atlanta, Georgia for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Warrant), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper.

Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and as of the day and year first above written.

HEALTH DISCOVERY CORPORATION

By:
Daniel R. Furth
Executive Vice President

EXHIBIT A

HEALTH DISCOVERY CORPORATION
SUBSCRIPTION FORM
To be executed upon exercise of Warrant

(1)           The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ Shares of Common Stock of HEALTH DISCOVERY CORPORATION, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ______________ whose address is ___________________________________.

(2)           Please issue a certificate or certificates representing said Warrant Shares hereby purchased (and any securities or other property issuable upon such exercise) in the name of and delivered to the undersigned or in such other name and with such address as is specified below:

_______________________________
(Name of Registered Owner)
_______________________________
(Signature of Registered Owner)
_______________________________
(Street Address)
_______________________________
(City) (State) (Zip Code)

NOTICE:	The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

HEALTH DISCOVERY CORPORATION
ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee	No. of Shares of
Common Stock

and does hereby irrevocably constitute and appoint __________________________ attorney-in-fact to register such transfer on the books of HEALTH DISCOVERY CORPORATION, maintained for the purpose, with full power of substitution in the premises.

Dated: _________________	Print Name:___________________________
Signature:____________________________
Witness:_____________________________

NOTICE:	The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.